SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 29, 2003

Domino’s, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-74797	38-3025165
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

30 Frank Lloyd Wright Drive

Ann Arbor, Michigan 48106

(Address of principal executive offices)

(734) 930-3030

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	Domino’s, Inc. second quarter 2003 financial results press release, dated July 29, 2003.

Item 9.	Regulation FD Disclosure

The information required by “Item 12. Results of Operations and Financial Condition” is being furnished under Item 9 pursuant to SEC interim filing guidance provided in SEC press release No. 2003-14. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

On July 29, 2003, the Company issued a press release announcing financial results for the quarter ended June 15, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOMINO’S, INC.
(Registrant)

Date: July 29, 2003	By:	/s/ HARRY J. SILVERMAN
Chief Financial Officer